Fees Summary	Aug. 13, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 462,346,521
Previously Paid Amount	0
Total Fee Amount	68,242.35
Total Offset Amount	0
Net Fee	$ 68,242.35